SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: USAA ETF TRUST

Core Short-Term Bond ETF

Core Intermediate-Term Bond ETF

MSCI USA Value Momentum Blend Index ETF

MSCI USA Small Cap Value Momentum Blend Index ETF

MSCI International Value Momentum Blend Index ETF

MSCI Emerging Markets Value Momentum Blend Index ETF

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended February 28, 2018, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:	04/26/2018	/S/ DANIEL S. MCNAMARA
Daniel S. McNamara
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: USAA ETF TRUST

Core Short-Term Bond ETF

Core Intermediate-Term Bond ETF

MSCI USA Value Momentum Blend Index ETF

MSCI USA Small Cap Value Momentum Blend Index ETF

MSCI International Value Momentum Blend Index ETF

MSCI Emerging Markets Value Momentum Blend Index ETF

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended February 28, 2018, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:	04/26/18	/S/ JAMES K. DE VRIES
James K. De Vries
Treasurer